UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2022 (June 22, 2022)

TransCode Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Liberty Square, #2382 Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 837-3099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2022 Annual Meeting of Stockholders of TransCode Therapeutics, Inc. (the “Company”) held on June 22, 2022 (the “Annual Meeting”):

(i) The election of five (5) directors, Robert Michael Dudley, Thomas A. Fitzgerald, Philippe P. Calais, PhD, Erik Manting, PhD, and Magda Marquet, PhD, for one-year terms until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

(ii) The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(iii) The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 2, 2022.

The number of shares of common stock entitled to vote at the Annual Meeting was 12,977,234. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 9,100,976. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)

	For	Withheld
Philippe P. Calais, PhD	7,299,110	473,378
Robert Michael Dudley	7,224,450	548,038
Thomas A. Fitzgerald	7,205,316	567,172
Erik Manting, PhD	7,297,095	475,393
Magda Marquet, PhD	7,297,110	475,378

There were 1,328,488 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting included 8,638,351 votes for, 531 votes against and 462,094 votes abstained. There were no broker non-votes regarding this proposal.

Item 8.01	Other Information

Following the Annual Meeting, the Board consisted of the following five directors: Philippe P. Calais, PhD, Robert Michael Dudley, Thomas A. Fitzgerald, Erik Manting, PhD, and Magda Marquet, PhD.

In addition, following the Annual Meeting, the Audit Committee of the Board consisted of Philippe P. Calais, PhD (Chairperson), Erik Manting, PhD, and Magda Marquet, PhD. The Compensation Committee of the Board consisted of Magda Marquet, PhD (Chairperson), Philippe P. Calais, PhD, and Erik Manting, PhD. The Nominating and Corporate Governance Committee of the Board consisted of Erik Manting, PhD (Chairperson) and Magda Marquet, PhD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2022	TransCode Therapeutics, Inc.

	By:	/s/ Robert Michael Dudley
Robert Michael Dudley
Chief Executive Officer